SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 8, 2003


                                SPECTRASITE, INC.
                            -------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


              0-27217                               56-2027322
  ---------------------------------------------------------------------------
      (Commission File Number)        (I.R.S. Employer Identification Number)

                            100 Regency Forest Drive
                                    Suite 400
                  Cary, North Carolina                    27511
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                  (919) 468-0112
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

         None.

         (b)      Pro forma financial information.

         None.

         (c)      Exhibits.

         99.1 The Registrant's earnings release, reporting its financial results for the quarter ended March 31, 2003 (furnished and not filed herewith solely pursuant to Item 12).

ITEM 9.  REGULATION FD DISCLOSURE

         On May 8, 2003, SpectraSite, Inc. announced its operating results for the three months ended March 31, 2003. SpectraSite, Inc.'s earnings release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

         The foregoing information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished under said Item 9 and also under "Item
12. Results of Operations and Financial Condition" in accordance with Securities and Exchange Commission Release No. 33-8216. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                SPECTRASITE, INC.

Dated:     May 9, 2003                           By: /s/ David P. Tomick
                                                    ----------------------------
                                                    David P. Tomick
                                                    Executive Vice President and
                                                    Chief Financial Officer

EXHIBIT INDEX
-------------

    99.1 The Registrant's earnings release, reporting its financial results for the quarter ended March 31, 2003.